EXHIBIT 10.10


                           REVOLVING CREDIT AGREEMENT

THIS  REVOLVING  CREDIT AGREEMENT (this "Agreement") is made as of September 26,
                                         ---------
2007, by and between SENTRY TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower"), and TRADITION CAPITAL BANK, a Minnesota state banking corporation
 --------
(the  "Lender").
       ------

                                  WITNESSETH:

     WHEREAS, the Borrower has requested that the Lender issue to the Borrower a line of credit in the amount of One Million Fifty Thousand and 00/100 Dollars ($1,050,000.00) to provide working capital liquidity for operations; and

     WHEREAS, the Lender is willing and prepared to provide such a line of credit to the Borrower upon the terms and subject to the conditions hereinafter set forth.

     WHEREAS, the Guarantors understand that this loan is granted due to their personal secured guaranties. If there are any repayment problems, the Bank will go first to the guarantors for repayment. The guaranties will survive any bankruptcy filing by the Borrower.

     NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                    ARTICLE I
                                      TERMS

SECTION  1.1.  DEFINITIONS.  As  used herein, the following terms shall have the
               -----------
following meanings for the purpose of this Agreement and the documents related hereto unless the context in which such term is used clearly requires otherwise:

(A)     Advance:   A disbursement by the Lender pursuant to Section 1.2 hereof.
        -------

(B)     Event of Default: As such term is defined in Section 5.1 hereof.
        ----------------

(C)     Guaranties: Collectively, the Personal Guaranty of even date herewith
        ----------
executed Robert D. Furst, Jr. and the Personal Guaranty of even date herewith executed by Peter L. Murdoch, each in favor of the Lender, pursuant to which each of the Guarantors has, jointly and severally, absolutely and conditionally guarantied, among other things, payment of the Note up to an amount not to exceed Five Hundred Twenty-five Thousand and 00/100 Dollars ($525,000.00) by each Guarantor and together totaling the outstanding principal balance due under the Note and other Loan Documents.

(D)     Guarantors: Collectively, Robert D. Furst, Jr. and Peter L. Murdoch,
        ----------
jointly and severally.

(E)     Loan Documents: As such term is defined in Section 2.2 hereof.
        --------------

(F)     Note: the Revolving Credit Promissory Note of even date herewith
        ----
executed by the Borrower in the original principal amount of One Million Fifty Thousand and 00/100 Dollars ($1,050,000.00) and payable to the order of the Lender.

(G)     Organizational Documents: collectively, the following documents, each of
        ----------
which shall be in form and substance acceptable to the Lender:

(1) A copy of the Articles of Incorporation for the Borrower, duly certified by the Secretary of State of the State of Delaware;

(2) A copy of the Bylaws for the Borrower, duly certified by an officer of the Borrower;

(3) A current Certificate of Good Standing for the Borrower, duly issued by the Secretary of State of the State of Delaware;

(4) A copy of the resolutions of the Borrower authorizing the execution, delivery and performance of the Loan Documents.

(H) Revolving Credit Expiration Date: the earlier of (i) April 30, 2008, or (ii)
    --------------------------------
the date on which an Event of Default occurs hereunder, or (iii) the date the Lender demands payment of amounts outstanding under the Note.

(I) Revolving Line: the revolving line of credit established pursuant to Section
    --------------
2  hereof.

(J)  Revolving  Loan  Amount:  One  Million  Fifty  Thousand  and 00/100 Dollars
     -----------------------
($1,050,000.00).

(K)  Prime  Rate:  The  term  "Prime  Rate"  shall  mean at any time the rate of
     -----------
interest most recently announced by the Lender at its principal office as its Prime Rate as evidenced by the recording thereof in such internal publication or publications as the Lender may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced by the Lender.

SECTION 1.2. THE LINE OF CREDIT.
             ------------------

(A)     Line of Credit. Upon the terms and subject to the conditions hereinafter
        --------------
set forth, the Lender may in its discretion make Advances to the Borrower pursuant to this Section 1.2 from time to time until and including the Revolving Credit Expiration Date, or until the Revolving Line is terminated pursuant to
Section 5.2, whichever first occurs, at such time and in such amount as to each loan as the Borrower shall request; provided, however, that (a) the aggregate outstanding principal amount of all Advances under the Note (the "Aggregate
                                                                  ---------
Borrowings") may not exceed the Revolving Loan Amount at any time.   If at any
----------
time the Aggregate Borrowings exceed the Revolving Loan Amount, the Borrower agrees to make, on demand, payment hereunder in an amount at least equal to such excess, together with accrued interest on the amount prepaid to the date of such prepayment. Subject to and upon the terms and conditions hereinafter set forth, the Borrower may borrow, repay and reborrow under this Section 1.2 from the date hereof to and including the Revolving Credit Expiration Date, or until the Revolving Line is terminated pursuant to Section 5.2, whichever occurs first.

(B)     Note. The obligation of the Borrower to repay any and all Advances made
        ----
pursuant to Section 1.2 hereof shall be evidenced by the Note.   Notwithstanding
any provisions of the Note, however, interest shall be payable at the rates provided for therein only on such portion of the loan proceeds as actually have been disbursed hereunder and remain unpaid. The Lender's records shall be conclusive evidence as to whether the Borrower has authorized any Advance hereunder and as to the aggregate amount of Advances which have been made hereunder and remain unpaid.

(C)     Manner of Borrowing. Each time the Borrower desires to obtain an Advance
        -------------------
pursuant to Section 1.2 hereof, the Borrower shall request such advance either orally or in writing. Each such oral or written request must specify the date of the requested Advance and the amount thereof. At the request of the Lender, an oral request must be confirmed in writing by the Borrower within three (3)
business days of such request.    The Borrower shall be obligated to repay all
Advances received by Borrower notwithstanding the fact that the person
requesting the same was not in fact authorized to do so.   If a request for an
Advance is made by 11:00 o'clock a.m., and subject to the remaining terms and conditions of this Agreement, such Advance shall be made on the same business day. If a request for an Advance is made after 11:00 o'clock a.m., and subject to the remaining terms and conditions of this Agreement, such Advance shall be made on the next business day.

(D)     Payments. The Lender will have the right to pay accrued interest or
        --------
principal on the Note and any and all other amounts due and payable under the Loan Documents by making an advance against the Revolving Line, without further authorization of the Borrower.

(E)  Security.  The  Lender recognizes that the Borrower is a going concern. The
     --------
repayment of the Note and the performance of Borrower's obligations under the Loan Documents is secured in part by the Commercial Security Agreement dated as of the date hereof executed by Borrower in favor of Lender. In addition, repayment of the Note and the performance of Borrower's obligations under the Loan Documents is secured by the Guaranties, Assignment of Deposit Account, and Commercial Security and Pledge Agreement. It is a condition precedent to the making of any Advances that Borrower has delivered to Lender the executed
Guaranties and other documents securing Guarantors' obligations under the Guaranties as the Lender is relying primarily upon the Guaranties as security for the repayment of the Note and performance of Borrower's obligations under the Loan Documents.

SECTION 1.3. INTEREST/FEES.
             --------------

(A)     Interest.   The outstanding principal balance of the Revolving Line
        --------
shall bear interest at a rate per annum equal to the Prime Rate, in effect from time to time, plus one percent (1%).

(B)     Computation and Repayment.  Interest shall be computed on the basis of a
        -------------------------
360- day year, actual days elapsed. Interest shall be payable at the times and place set forth in the Note, The Lender will schedule the mailing of monthly statements to the Borrower ten (10) days in advance of each payment due date.


                                 ARTICLE II
                      REPRESENTATIONS AND WARRANTIES

The Borrower makes the following representations and warranties to the Lender, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of the Borrower to the Lender subject to this Agreement:

(A)     CORPORATE EXISTENCE AND POWER. The Borrower is a corporation duly
        -----------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing in every other jurisdiction wherein the nature of its business or the character of its properties makes such qualification necessary and where failure to be so qualified and in good standing would, in the aggregate, have a material adverse effect on the business, properties, operations, assets, liabilities or condition (financial or otherwise) of the Borrower, and has all requisite power and authority to carry on its business as now conducted and as presently proposed to be conducted.

(B)     AUTHORIZATION AND VALIDITY.    The Borrower has full power and authority
        --------------------------
to execute and deliver this Agreement and the Note and all other contracts, instruments and other documents required hereby or at any time hereafter delivered to the Lender in connection herewith (collectively, the "LoanDocuments"') and to incur and perform its obligations hereunder and
 -------------
thereunder; the execution, delivery and performance by the Borrower of the Loan Documents and any and all other documents and transactions contemplated hereby or thereby, have been duly authorized by all necessary corporate action, will not violate any provision of law or the Articles of Incorporation or Bylaws of the Borrower or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected; have been executed and delivered to the Lender by the corporate officers of the Borrower who have been authorized by the Borrower's Board of Directors, and who are authorized by and specified in the Borrower's Articles of Incorporation and Bylaws, to execute and so deliver such agreements, and upon their execution and delivery in accordance with the provisions hereof, will constitute legal, valid and binding agreements and obligations of the Borrower or the party which executes the same, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, or other legal principals and laws relating to or affecting creditors' rights generally.

(C)     LICENSES.    The Borrower possesses adequate licenses, permits,
franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted.

(D)     NO VIOLATION.  The execution, delivery and performance by the Borrower
        ------------
of each of the Loan Documents does not violate any provision of any law or regulation or result in any breach of or default under any contract, obligation, indenture or other instrument to which the Borrower is a party or by which the Borrower may be bound.

(E)     ENFORCEABILITY.  The Loan Documents and the Guaranties each constitute
        --------------
the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable in accordance with the respective terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency and other similar laws affecting creditors rights generally and principles of equity).

(F)     FINANCIAL CONDITION.  The financial statements of the Borrower and each
        -------------------
of the Guarantors heretofore furnished to the Lender are complete and correct in all respects and fairly present the financial condition of the Borrower and each of the Guarantors at and as of the date of such statements and the results of the Borrower's and the Company Guarantors' operations for the period ended on said date. Since the most recent set of financial statements delivered by the Borrower to the Lender, there has been no material adverse changes in the financial condition of the Borrower or either of the Guarantors.

(G)     LITIGATION. There are no pending, or to the best of the Borrower's
        ----------
knowledge threatened, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of the Borrower or the Guarantors other than those disclosed by the Borrower to the Lender in writing prior to the date hereof.

(H) CORRECTNESS OF FINANCIAL STATEMENTS. The Borrower represents and warrants
    -----------------------------------
that its financial statement dated June 30, 2007, a true copy of which has been delivered to the Lender prior to the date hereof, (1) is complete and correct and presents fairly its financial condition (2) discloses all of its liabilities that are required to be reflected or reserved against under industry standard accounting principles, whether liquidated or unliquidated, fixed or contingent, and (3) has been professionally prepared in accordance with industry standards. Since the date of such financial statement there has been no material adverse change in the financial condition of the Borrower.

(I)  INCOME  TAX  RETURNS. The Borrower has filed all tax returns required to be
     --------------------
filed, if any, and either paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings, or provided adequate reserves for payment thereof, and the Borrower has no information or knowledge of any objections to or claims for additional taxes in respect of federal or other income or excess profits tax returns for prior years. The Borrower represents and warrants that it has no knowledge of any pending assessment or adjustment of its income tax payable with respect to any year.

(J)  CONSENTS. No consent, approval, order or authorization of, or registration,
     --------
declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of this Agreement, or any of the agreements or instruments herein mentioned or related hereto to which the Borrower is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.

(K)  NO  SUBORDINATION.  The  Borrower  represents and warrants that there is no
     -----------------
agreement, indenture, contract or instrument to which it is a party or by which it may be bound that requires the subordination in right of payment of its obligations subject to this Agreement to any other of its obligations.

(L)  OTHER  OBLIGATIONS.  The Borrower represents and warrants that it is not in
     ------------------
default on any obligation for borrowed money, any purchase money obligations or any other material lease, commitment, contract instrument or obligation.


                                 ARTICLE III
                            AFFIRMATIVE COVENANTS

On and after the date hereof and until the payment in full of the Note and all other obligations and indebtedness under this Agreement and all related documents all of (the "Obligations"), and the performance of all other
                           -----------
obligations of the Borrower hereunder, and so long as this Agreement remains in full force and effect, the Borrower agrees that, unless the Lender shall otherwise consent or agree in writing:

(A)     PUNCTUAL PAYMENTS.    The Borrower shall punctually pay all principal,
        -----------------
interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.

(B)     FINANCIAL STATEMENTS.   As requested by Lender from time to time, the
        --------------------
Borrower shall deliver, or cause to be delivered such information in such form and detail satisfactory to the Lender regarding the business, operations, affairs, financial and other condition of the Borrower, the Guarantors and/or any of its or their properties.

(C)     TAXES AND OTHER LIABILITIES. The Borrower shall pay and discharge all
        ---------------------------
indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments as and when the same are due and payable, except such (a) as the Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which the Borrower has made provision, to the Lender's satisfaction, for eventual payment thereof in the event Borrower is obligated to make such payment.

(D)     MAINTENANCE OF EXISTENCE: CONDUCT OF BUSINESS. The Borrower shall
        ---------------------------------------------
preserve all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business; conduct its business in an orderly, efficient and regular manner; and shall not liquidate, merge, dissolve, suspend business operations, or sell all or substantially all of its assets.

(E)     COMPLIANCE WITH APPLICABLE LAWS. The Borrower shall comply with the
        -------------------------------
requirements of all applicable local, state and federal laws, and of all rules, regulations and orders of any governmental or other authority or agency, a breach of which would materially and adversely affect its business or credit, except where contested in good faith and by proper proceedings.

(F)     ACCESS TO BOOKS AND INSPECTION. The Borrower shall at all times keep
        ------------------------------
proper books of record and accounts for itself, and, upon reasonable prior notice given to the Borrower by the Lender, the Borrower shall provide any duly authorized representative of the Lender access during normal business hours, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in the Borrower's possession or control relating to the Borrower's affairs, and to inspect any of its facilities and properties.

(G)     NON-BUSINESS ASSETS. The Borrower shall not purchase, lease or otherwise
        -------------------
acquire any right, title or interest in or to any real or personal property not directly related to or necessary in connection with the present operations of the Borrower.

(H)  GUARANTEES.  The Borrower shall not assume, guarantee, endorse or otherwise
     ----------
become liable upon the obligation of any person, firm or corporation except for the guaranty of the indebtedness of entities in which ether of the Guarantors has day to day management authority or entities in which either of the Guarantors (or family members of either of the Guarantors or trusts established for the benefit of family members of either of the Guarantors) owns a majority interest.

(I)     LITIGATION.  The  Borrower  shall promptly give notice in writing to the
        ----------
Lender of any litigation pending or threatened against the Borrower or the Guarantors.

                                 ARTICLE IV
                                 CONDITIONS

The obligation of the Lender to issue the Revolving Line is subject to the fulfillment to the Lender's satisfaction, of all of the following conditions:

(A)     Approval of Lender's Counsel.    All legal matters including incidental
        ----------------------------
to the Revolving Line shall be satisfactory to the Lender's counsel.

(B)     Documentation.     The  Lender  shall have  received,  in form and
substance satisfactory to the Lender, each of the following, duly executed:

        (i)    This Agreement;
        (ii)   Note;
        (iii)  Guaranties;
        (iv)   Pledge and Security Agreement executed by Borrower;
        (v)    Pledge and Security Agreement executed by Robert D. Furst, Jr.;
        (vi)   Pledge and Security Agreement executed by Peter L. Murdoch;

Such other papers and documents as may be required by this Agreement or as the Lender may otherwise reasonably require.


                                  ARTICLE V
                        EVENTS OF DEFAULT; REMEDIES

SECTION 5.1. EVENTS OF DEFAULT.    The occurrence of any of the following shall
             -----------------
constitute an "Event of Default" under this Agreement:
               ----------------

(A) The Borrower or either of the Guarantors shall fail to pay, when due, any amounts required to be paid under any of the Loan Documents or the Guaranties.

(B) Any financial statement or certificate furnished to the Lender in connection with, or any representation or warranty made by the Borrower or either of the Guarantors under this Agreement, any other Loan Document or the Guaranties shall prove to be incorrect, false or misleading in any material respect when furnished or made.

(C) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein or in any other Loan Document or Guaranties (other than those referred to in subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

(D) Any default in the payment or performance of any obligation, or any defined Events of Default, under the terms of any contract or instrument (other than any of the Loan Documents) pursuant to which the Borrower or either of the Guarantors has incurred any debt or other liability to any person or entity, including the Lender.

(E) The filing of a notice of judgment lien against the Borrower or either of the Guarantors that is not discharged or satisfied within thirty (30) days thereafter.

(F) The Borrower or either of the Guarantors shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of his or its property, or shall generally fail to pay his or its debts as they become due, or shall make a general assignment for the benefit of creditors; the Borrowers or either of the Guarantors shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against the Borrower or either of the Guarantors and such party shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or the Borrower or either of the Guarantors shall be adjudicated a bankrupt, or an order for relief shall be entered against the Borrower or either of the Guarantors by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

(G) There shall exist or occur any event or condition which the Lender in good faith believes impairs, or is substantially likely to impair, the prospect of payment or performance by the Borrower or either of the Guarantors of its or his obligations under any of the Loan Documents or the Guaranties.

(H) The death or incapacity of either of the Guarantors and a substitute guarantor acceptable to the Lender in its sole and absolute discretion shall fail to guaranty the Note within one hundred twenty (120) days after the date of death or incapacity (during such 120 day period no Advance may be obtained hereunder without the prior written consent of the Lender).

SECTION 5.2. REMEDIES.
             --------

(A) Upon the occurrence of an Event of Default or at any time thereafter, the Lender may (a) terminate the Revolving Line, and/or (b) declare, at the Lender's option and without notice, the unpaid principal balance of, plus accrued interest on the Note, plus all indebtedness of the Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by the Borrower; (c) the obligation, if any, of the Lender to extend any further credit under the Revolving Line or any of the Loan Documents shall immediately cease and terminate; (d) the Lender shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit subject hereto and to exercise any or all of the rights of a beneficiary or secured
party pursuant to applicable law.   All rights, powers and remedies of the
Lender may be exercised at any time by the Lender and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

(B) Lender shall not be required to first resort for payment to the Borrower or any other person, corporation or entity, or their properties or estates, or any other right or remedy whatsoever, prior to enforcing the Guaranties. Lender may demand payment from the Guarantors of any installment (or portion thereof) of principal or interest on the Note at any time, and the Guarantors shall immediately pay the same to the Lender, and the Lender may demand payment or performance of any other obligation under the Loan Documents at any time and the Guarantors shall immediately pay or perform the same, whether or not the Lender has (i) declared an Event of Default hereunder, or (ii) accelerated payment of the Note, or (iii) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the collateral securing the Note, or (iv) otherwise exercised its rights and remedies hereunder or under the Note, the Loan Documents or applicable law.


                                  ARTICLE VI
                                 MISCELLANEOUS

SECTION  6.1.  TERM.  Unless  sooner  terminated  by the parties pursuant to the
               ----
provisions hereof, the original term of this Agreement shall commence as of the date hereof and continue thereafter until the obligations of the Borrower under the Loan Documents have been paid in full and the Revolving Line established hereunder has expired on the Revolving Credit Expiration Date. The Revolving Line shall automatically terminate, without notice and without the necessity of any other action by the Lender or the Borrower, on the Revolving Credit Expiration Date. Notwithstanding anything to the contrary contained herein, the Lender shall not be obligated to extend the original or any extended term hereof pursuant to this Section under any circumstances or conditions whatsoever, and the Borrower hereby acknowledges that the Lender has not agreed, warranted or represented in any manner whatsoever that it would so extend the Revolving Line established hereunder pursuant to this Section or otherwise. The Borrower shall be entitled to terminate the Revolving Line established hereunder at any time the then outstanding and unpaid balances of the Note and all other Obligations and indebtedness under the Revolving Line and all Loan Documents are zero by giving thirty (30) days prior written notice of said termination to the Lender.

SECTION  6.2.  NO  WAIVER.  No delay, failure or discontinuance of the Lender in
               ----------
exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right or remedy. Any waiver, permit, consent or approval of any kind by the Lender of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

SECTION  6.3. OPTION TO PURCHASE. Lender hereby grants to each of the Guarantors
              ------------------
an option (the "Option") to purchase from Lender and assume Lender's right, title and interest in and to the Revolving Line and the associated loan made by Lender to Borrower as evidenced by the Note (the "Option Property"). The Option shall be exercisable at any time from and after the date hereof through June 1, 2007 (the "Option Termination Date"). The Option may be exercised by either of
             -----------------------
the Guarantors (but only by one of the Guarantors) by delivery of written notice of intention to exercise the Option (the "Exercise Notice") received by Lender
                                            ---------------
not  less  than  fifteen  (15)  days  prior  to  the date on which the Guarantor exercising the Option desires to complete the sale and assumption of loan transaction. The first Exercise Notice received by Lender shall deemed the exercise of the Option and the Guarantor who delivered such Exercise Notice shall be the "Exercising Guarantor". All rights to exercise the Option as to the
              --------------------
non-Exercising Guarantor shall immediately terminate upon the delivery of the first Exercise Notice to Lender. The purchase price to be paid by the Exercising Guarantor to Lender for the Option Property shall be the aggregate of unpaid principal balance of Note, plus accrued interest on the Note, plus all indebtedness of the Borrower under each of the Loan Documents, plus any and all costs and fees (including Lender's reasonable attorneys' fees and costs) incurred by Lender in completing the sale and assignment of the Option Property.

SECTION  6.4.  NOTICES.  All  notices,  consents, requests and demands which any
               -------
party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

IF TO LENDER:       Tradition Capital Bank
                    7601 France Avenue South, Suite 140
                    Edina, Minnesota 55435
                    Facsimile No.: (612)806-6629
                    Attn: Vonda Wurzburger


IF TO BORROWER:     Sentry Technology Corporation
                    1881 Lakeland Avenue
                    Ronkonkoma, NY 11779
                    Facsimile No.:_____________
                    Attn:  __________________


or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, registered or certified; and (c) if sent by telecopy, upon receipt.

SECTION  6.5. COSTS. EXPENSES AND ATTORNEY'S FEES. The Borrower shall pay to the
              -----------------------------------
Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorney's fees (to include outside counsel fees and all allocated costs of the Lender's in-house counsel), expended or incurred by the Lender in connection with (a) the negotiation and preparation of this Agreement and the other Loan Documents, the Lender's continued administration hereof and thereof, and the preparation of any amendments and waivers hereto and thereto, (b) the enforcement if the Lender's rights and/or the collection of any amounts which become due to the Lender under any of the Loan Documents, and (c)the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by the Lender or any other person) relating to the Borrower or any other person or entity.

SECTION  6.6.  SUCCESSORS.  ASSIGNMENT. This Agreement shall be binding upon and
               -----------------------
inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that the Borrower may not assign or transfer its interests hereunder without the Lender's prior written consent. The Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, the Lender's rights and benefits under each of the Loan Documents. In connection therewith, the Lender may disclose all documents and information which the Lender now has or may hereafter acquire relating to any credit subject hereto, the Borrower or its businesses or any collateral required hereunder.

SECTION  6.7.  ENTIRE  AGREEMENT:  AMENDMENT.  This  Agreement  and  other  Loan
               -----------------------------
Documents constitute the entire agreement between the Borrower and the Lender with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the matter hereof. This Agreement may be amended or modified only in writing signed by each party hereto.

SECTION  6.8.  NO  THIRD PARTY BENEFICIARIES. This Agreement is made and entered
               -----------------------------
into for the sole protection and benefit of the parties hereto and the respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents to which it, he or she is not a party.

SECTION 6.9. INDEMNIFICATION. The Borrower hereby agrees to indemnify the Lender
             ---------------
for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Lender in any action by a third party relating to or arising out of the breach by the Borrower of any of the representations, warranties, covenants, or obligations set forth in the Loan Documents or the enforcement of such terms thereof or therefor; provided, however, that such parties shall not be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Lender.

SECTION  6.10.  TIME. Time is of the essence of each and every provision of this
                ----
Agreement  and  each  of  the  other  Loan  Documents.

SECTION  6.11.  SEVERABILITY  OF  PROVISIONS. If any provision of this Agreement
                ----------------------------
shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

SECTION  6.12.  HEADINGS.  The  descriptive headings for the several sections of
                --------
this Agreement are inserted for convenience only and shall not define or limit any of the terms or provisions hereof.

SECTION  6.13.  GOVERNING LAW. This Agreement shall be governed by and construed
                -------------
in  accordance  with  the  laws  of  the  State  of  Minnesota.

SECTION  6.14.  WAIVER  OF  JURY  TRIAL.  THE  BORROWER  AND THE LENDER EACH (A)
                -----------------------
COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

SECTION  6.15.  COUNTERPARTS.  This  Agreement  may be executed in any number of
                ------------
counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement.

         (The remainder of this page has been intentionally left blank)


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.


                              BORROWER:

                              SENTRY TECHNOLOGY CORPORATION, a
                              Delaware corporation


                              By:  __________________________________

                              Name:  ______________________________
                              Its:  _________________________________




                              LENDER:

                              TRADITION CAPITAL BANK, a Minnesota state banking corporation


                              By:  ____________________________________


                              Name:  _________________________________

                              Its:  ____________________________________


12607.4 3010282V6